Exhibit 99.906CERT

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     Name of Issuer:  First Eagle Variable Funds

     In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

     1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 25, 2009	/s/ John P. Arnhold
JOHN P. ARNHOLD
Principal Executive Officer

Date: February 25, 2009	/s/ Joseph T. Malone
JOSEPH T. MALONE
Principal Financial Officer